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       SUPPLEMENT DATED JUNE 21, 1999 TO PROSPECTUS DATED APRIL 30, 1999
                             FOR MATHERS FUND, INC.

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INTRODUCTION

         On June 21, 1999, the Board of Directors of the Mathers Fund, Inc. (the "Fund") unanimously approved, subject to shareholder approval, proposals to engage affiliates of Gabelli Asset Management, Inc. ("Gabelli"), One Corporate Center, Rye, New York 10580, as investment adviser and distributor for the Fund and to reorganize the Fund from a Maryland corporation to a Delaware business trust named "The Gabelli Mathers Fund" (the "Proposed Reorganization").

         The Board's actions follow a letter of understanding (the "Letter") recently entered into by the Fund's investment adviser, Mathers and Company, Inc. (the "Current Adviser"), and the Current Adviser's sole shareholder, Henry
G. Van der Eb, Jr. (who currently serves as chief executive officer and portfolio manager of the Fund), with Gabelli. This Letter calls for, among other things:

         (i) Gabelli Funds, LLC (the "Proposed Adviser"), a subsidiary of Gabelli, to enter into a new investment advisory agreement (the "Proposed New Advisory Agreement") with the Fund;

         (ii) Mr. Van der Eb to continue to serve as chief executive officer and portfolio manager and to become an employee of Gabelli, and the Current Adviser to sell its fixed assets and equipment to Gabelli; and

         (iii) Gabelli & Company, Inc. (the "Distributor"), a subsidiary of Gabelli, to develop a marketing and distribution strategy to increase the Fund's assets pursuant to a .25% per year Rule 12b-1 plan of distribution of the Fund (the "Proposed Plan of Distribution") as well as to enable the Fund's shareholders to participate in new and enhanced shareholder services provided by Gabelli and its affiliates.

         The Board of Directors of the Fund also approved, subject to shareholder approval: (i) an increase in the size of the Fund's Board to thirteen members, with Gabelli recommending eight members and five current members, including Mr. Van der Eb, remaining on the Board; and (ii) the selection of Ernst & Young, LLC, which currently serves as independent auditor for nine funds in the Gabelli fund family, as the Fund's independent auditor.

         Proxy materials describing the Proposed New Advisory Agreement, Proposed Plan of Distribution, Proposed Reorganization, proposed Board restructuring, and other items, as well as soliciting the necessary shareholder approvals, will be mailed in advance of the shareholder meeting, which is expected to be held in September 1999. Such changes, if approved by shareholders, are expected to become effective soon thereafter.

PROPOSED NEW ADVISORY AGREEMENT

         The Proposed New Advisory Agreement provides that the Proposed Adviser will act as investment adviser to the Fund, supervise and manage the Fund's investment activities on a discretionary basis and oversee the administration of the Fund's business and affairs. In this connection, the Proposed Adviser will be responsible for maintaining certain of the Fund's books and records and performing other administrative aspects of the Fund's operations to the extent not performed by the Fund's custodian, transfer agent and dividend disbursing agent. The Proposed Adviser will be permitted to subcontract, at its own expense, these administrative responsibilities to persons it believes are qualified to perform such services. It is expected that the Proposed Adviser will subcontract certain administration responsibilities to First Data Investor Services Group, Inc. pursuant to a sub-administration agreement.

         As compensation for the services to be provided by the Proposed Adviser, the Fund will pay the Proposed Adviser a fee in an amount equal on an annualized basis to 1% of the Fund's daily average net asset value; provided, however, that the Proposed Adviser will agree in the Proposed New Advisory Agreement to waive a portion of such fee equal to .25% on an annualized basis of the Fund's daily net asset value during the period prior to the second anniversary of the date of the Proposed New Advisory Agreement on net assets of the Fund of $100 million or less.

         The material terms of the Proposed New Advisory Agreement differ in certain respects from those of the investment advisory agreement between the Fund and the Current Adviser (the "Current Advisory Agreement"). In


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particular, the investment advisory fee rate of 1% of the Fund's average daily net assets on an annualized basis is higher than the highest rate (.75% of the Fund's average monthly net asset value on an annualized basis, without giving effect to expense reimbursements) to which the Fund is subject under the Current Advisory Agreement. As noted above, however, during the first two years of the Proposed New Advisory Agreement, such higher advisory fee rate will apply only on average daily net assets of the Fund over $100 million. The Fund's net assets as of May 31, 1999 were approximately $102 million.

         Under the Proposed New Advisory Agreement, the Proposed Adviser will assume certain duties at its expense, including state blue sky filing responsibilities, which are currently performed at the Fund's expense. Certain other of the Fund's expenses are expected to be reduced due to Gabelli's purchasing power for certain services. The Fund's expense ratio is also expected to be reduced due to the economies-of-scale that are anticipated to develop should the Fund grow in assets.

         Under the Proposed New Advisory Agreement, there will be no expense reimbursement provision, whereas the Current Advisory Agreement requires the Current Adviser to reimburse the Fund annually if the Fund's expenses exceed certain levels. Expense reimbursements for the Fund's fiscal year ended December 31, 1998 reduced the effective advisory fee rate (and thus the Fund's expense ratio) by approximately .03% of average net assets.

PROPOSED PLAN OF DISTRIBUTION

         The Proposed Plan of Distribution will provide that the Fund will pay the Distributor distribution payments of .25% on an annualized basis of the average daily net assets of the Fund. The Distributor will use such payments to finance activities which are primarily intended to result in the sale of shares of the Fund and also to enable the Fund's existing shareholders to participate in new and enhanced shareholder services.

PROPOSED REORGANIZATION

         In order to accomplish the Proposed Reorganization, The Gabelli Mathers Fund (the "Trust") has been formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust"). Shares of the Trust may be divided into separate series, with one initial series to correspond to the Fund. On the closing date of the Proposed Reorganization, the Fund will transfer all of its assets and liabilities to the corresponding initial series of the Trust in exchange for the assumption by such series of the Trust of all the liabilities of the Fund and the issuance of full and fractional shares of beneficial interest of that initial corresponding series of the Trust ("Trust Shares") to the Fund. The Trust Shares issued to the Fund will have an aggregate net asset value (as determined by using the procedures set forth in the Fund's Prospectus) equal to the aggregate net asset value of the Fund's capital stock as of the time as of which such Trust Shares are issued.

         Immediately thereafter, the Fund will distribute the Trust Shares received by it to its shareholders pro rata, in proportion to each shareholder's respective interest in the Fund (as represented by shares of capital stock of the Fund) in liquidation of that interest. Following distribution of Trust Shares to the shareholders of the Fund, and as soon as practicable thereafter, the Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated. Upon completion of the Proposed Reorganization, and as a result thereof, each shareholder of the Fund will become the owner of full and fractional Trust Shares equal in number, denomination and aggregate net asset value to the shareholder's Fund shares immediately prior to the Proposed Reorganization. All certificates representing shares of capital stock of the Fund shall automatically be canceled upon the Proposed Reorganization. Trust Shares will be issued in uncertificated form except as the Trustees may otherwise determine from time to time.

         The Proposed Reorganization itself will have no immediate material impact on the economic interests of the shareholders of the Fund: the economic interest of a shareholder in the Fund will be virtually identical to that shareholder's interest in the Trust at the time the Proposed Reorganization is effected and the transfer of the assets and liabilities of the Fund to the Trust will be done in a tax-free exchange.

         The Proposed Reorganization is being proposed in order to make the Fund more compatible with the other mutual fund clients of Gabelli and to confer upon the Fund the flexibility to offer in the future additional classes of shares with varying distribution fees through multiple distribution channels.


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